SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 9-20-06

                        AMERON INTERNATIONAL CORPORATION
                        --------------------------------
             (Exact name of Registrant as Specified in its Charter)


          Delaware                  1-9102                  77-0100596
          --------                  ------                  ----------
(State or other jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File No.)              Identification No.)


              245 South Los Robles Ave., Pasadena, California     91101
               (Address of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code:
                                 (626) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFT240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e4(c))

Item 2.02 Results of Operations and Financial Condition

On September 22, 2006, the Company issued a press release regarding the Company's results of operations for the third quarter ended September 3, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereunder. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD OR
Item 12.


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Cautionary statement for purposes of the 'Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report that refer to the exhibit attached hereto, that refer to the estimated or anticipated future results of the Registrant are forwarded-looking and reflect the Registrant's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting the Registrant's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can also affect the Registrant's results. Forward-looking statements represent the Registrant's judgment only as of the date of this report. Since actual results could differ materially from such statements, the reader is cautioned not to rely on these forward-looking statements. Moreover, the Registrant disclaims any intent or obligation to update these forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       AMERON INTERNATIONAL CORPORATION



Date: September 22, 2006


                                       By: /s/ Javier Solis
                                       -----------------------------------
                                       Javier Solis
                                       Senior Vice President & Secretary